SECOND AMENDMENT TO
LOAN AND LEASE AGREEMENT
This Second Amendment (the “Second Amendment”) to Loan and Lease Agreement is entered into as of February 26, 2015 (the “Second Amendment Effective Date”) by and between ESSEX CAPITAL CORPORATION (“Essex”) and REVANCE THERAPEUTICS, INC. (“Company”).
RECITALS
WHEREAS, Company and Essex are parties to that certain Loan and Lease Agreement dated as of December 20, 2013, as amended by the First Amendment dated December 17, 2014 (collectively, the “Agreement”);
WHEREAS, Company and Essex now desire to amend the Agreement as stated herein;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.    Unless otherwise defined, all initially capitalized terms used in this Second Amendment shall be as defined in the Agreement.
2.     The parties hereby agree that Section 5 in the First Amendment dated December 17, 2014, is hereby deleted in its entirety and replaced with the following:
“No later than April 15, 2015, Company will sell, and Essex will purchase all of such Ima Life Equipment. The purchase price for the Ima Life Equipment (the “Purchase Price”) shall be equal to the total aggregate agreement amount invoiced to Company by Ima Life and actually paid by Company to Ima Life with respect to such Ima Life Equipment; provided, however, that such Purchase Price shall not exceed $9,831,047.66. Essex shall pay the Purchase Price by delivering good funds via wire transfer. Except as modified hereby, the terms and conditions of the Agreement shall apply with respect to the sale of the Ima Life Equipment.”
3.     The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.
4.    In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Second Amendment, the terms and conditions relating to the subject matter of this Second Amendment will control.
5.     This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

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IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the Second Amendment Effective Date.

REVANCE THERAPEUTICS, INC. By: /s/ L. Daniel Browne Name: L. Daniel Browne Title: President & CEO

ESSEX CAPITAL CORPORATION By: /s/ Ralph. T. Iannelli Name: Ralph T. Iannelli Title: President

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